Exhibit 99.1

Global Payments Reports Second Quarter Earnings for Fiscal 2013

Increases EPS Outlook for Full-Year 2013

Doubles Share Repurchase Authorization to $300 Million

ATLANTA, January 8, 2013 — Global Payments Inc. (NYSE: GPN), a leading, worldwide provider of electronic transaction processing solutions, today announced results for its fiscal second quarter ended November 30, 2012.

Second Quarter 2013 Summary

•	Revenue grew 11% to $588.5 million compared to $530.5 million in the second quarter of 2012.

•	Cash diluted earnings per share[1] grew 8% to $0.93 compared to $0.86 in the second quarter of 2012.

•	GAAP diluted earnings per share were $0.89, compared to $0.78 in the second quarter of 2012.

Chairman and CEO Paul R. Garcia said, “We are pleased with our solid performance in the quarter and the recent completion of the two previously announced acquisitions, Accelerated Payment Technologies in October, and the remaining 44% ownership interest in the Asia-Pacific joint venture from HSBC in December. We have also increased our full-year cash EPS expectation to a range of $3.61 to $3.68.

“Additionally, I am delighted to announce that we have essentially completed our remediation work as anticipated and the required documentation is in the process of being provided to the Qualified Security Assessor for verification. This verification allows the Networks to evaluate the results and return us to the list of PCI compliant service providers,” concluded Garcia.

Share Repurchase Authorization

The Board of Directors approved an additional $150 million share repurchase authorization of Global Payments’ stock which increased the current $150 million share repurchase authorization to a total of $300 million. As of January 8, 2013, $287 million remains available. Under this program, Global Payments may repurchase shares in the open market or as otherwise may be determined by the company, subject to market conditions, business opportunities and other factors. Repurchased shares will be retired but will be available for future issuance.

[1]	See Schedule 2 for Cash Earnings and Schedules 6 and 7 for Reconciliations of Cash Earnings to GAAP.

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David Mangum, Senior Executive Vice President and CFO, stated, “We are pleased with the increase in the share repurchase authorization and we expect to execute on our buyback plans. With the recently increased financing capacity we completed in the second quarter of 2013, we have significant capital flexibility to drive organic growth, acquisitions and on-going share repurchases.”

Acquisition Closings and Funding

Global Payments closed the Accelerated Payment Technologies (APT) acquisition for $413 million on October 1, 2012. APT is an innovative provider of fully-integrated payment technology solutions for small to medium sized merchants. The company also closed on a new five-year senior unsecured term loan facility of $700 million and increased its existing senior unsecured revolving credit facility by $150 million. In addition, effective December 1, 2012, the company completed its previously announced acquisition of the remaining 44% ownership interest in the Asia-Pacific joint venture for $242 million. Global Payments will continue to be HSBC’s preferred strategic partner for card acquiring services in Asia-Pacific, covering 11 markets.

2013 Outlook

For the full-year of fiscal 2013, the company continues to expect annual revenue of $2,360 million to $2,400 million, or 7% to 9% growth over fiscal 2012.

Annual expectations for fiscal 2013 diluted earnings per share on a cash basis are now increased to a range of $3.61 to $3.68, or growth of 2% to 4% over fiscal 2012. On a constant currency basis, the company continues to expect revenue to grow 8% to 10% and diluted earnings per share on a cash basis to grow 5% to 7%.

Annual fiscal 2013 GAAP diluted earnings per share, excluding the impact of all intrusion remediation costs, are expected to be in a range of $3.01 to $3.08.

Both cash and GAAP diluted earnings per share expectations exclude the impact of any potential future share repurchases.

For reconciliation of Cash Earnings to GAAP and constant currency, see schedule 9.

Conference Call

Global Payments will hold a conference call today, January 8, 2013 at 5:00 p.m. EST to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments website through January 21, 2013.

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About Global Payments

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect on our results of operations of the remediation efforts resulting from the unauthorized access to our processing system announced in March 2012; foreign currency risks which become increasingly relevant as we expand internationally; the effect of current domestic and worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, and future performance and integration of acquisitions including APT, and other risks detailed in the company’s SEC filings, including the most recently filed Form Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact:	investor.relations@globalpay.com	Media contact:	media.relations@globalpay.com
Jane Elliott	Kay Sharpton	Amy Corn
770-829-8234	770-829-8870	770-829-8755

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SCHEDULE 1

GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30,				Six Months Ended November 30,
	2012	2011	% Change		2012	2011	% Change
	(unaudited)
Revenues	$588,538	$530,505	11%		$1,178,825	$1,073,276	10%

Operating expenses:
Cost of service	210,268	185,931	13%		414,659	377,467	10%
Sales, general and administrative	276,177	247,994	11%		557,596	490,619	14%
Processing system intrusion	(14,489)	—	NM		9,500	—	NM

	471,956	433,925	9%		981,755	868,086	13%

Operating income	116,582	96,580	21%		197,070	205,190	(4%	)

Other income (expense):
Interest and other income	2,187	2,259	(3%	)	4,170	4,760	(12%	)
Interest and other expense	(14,609)	(4,878)	199%		(18,154)	(8,965)	102%

	(12,422)	(2,619)	374%		(13,984)	(4,205)	233%

Income before income taxes	104,160	93,961	12%		183,086	200,985	(9%	)
Provision for income taxes	(28,789)	(25,812)	12%		(53,553)	(60,755)	(12%	)

Net income	75,371	68,149	11%		129,533	140,230	(8%	)
Less: Net income attributable to noncontrolling interests, net of tax	(5,188)	(6,968)	(26%	)	(12,675)	(15,075)	(16%	)

Net income attributable to Global Payments	$70,183	$61,181	15%		$116,858	$125,155	(7%	)

Earnings per share attributable to Global Payments:
Basic	$0.89	$0.78	14%		$1.49	$1.58	(6%	)
Diluted	$0.89	$0.78	14%		$1.48	$1.57	(6%	)

Weighted average shares outstanding:
Basic	78,751	78,348			78,669	79,207
Diluted	79,144	78,876			79,062	79,831

NM—Not Meaningful

SCHEDULE 2

CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30,				Six Months Ended November 30,
	2012	2011	% Change		2012	2011	% Change
Revenues	$588,538	$530,505	11%		$1,178,825	$1,073,276	10%

Operating expenses:
Cost of service	195,932	173,778	13%		388,937	352,671	10%
Sales, general and administrative	276,177	247,994	11%		556,796	490,619	13%

	472,109	421,772	12%		945,733	843,290	12%

Operating income	116,429	108,733	7%		233,092	229,986	1%

Other income (expense):
Interest and other income	2,187	2,259	(3%	)	4,170	4,760	(12%	)
Interest and other expense	(6,226)	(4,878)	28%		(9,771)	(8,965)	9%

	(4,039)	(2,619)	54%		(5,601)	(4,205)	33%

Income before income taxes	112,390	106,114	6%		227,491	225,781	1%
Provision for income taxes	(29,385)	(29,569)	(1%	)	(65,938)	(68,251)	(3%	)

Net income	83,005	76,545	8%		161,553	157,530	3%
Less: Net income attributable to noncontrolling interests, net of tax	(9,419)	(8,913)	6%		(19,171)	(19,085)	0%

Net income attributable to Global Payments	$73,586	$67,632	9%		$142,382	$138,445	3%

Basic earnings per share	$0.93	$0.86	8%		$1.81	$1.75	3%

Diluted earnings per share	$0.93	$0.86	8%		$1.80	$1.73	4%

Weighted average shares outstanding:
Basic	78,751	78,348			78,669	79,207
Diluted	79,144	78,876			79,062	79,831

NM—Not Meaningful

See Schedules 6 and 7 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended November 30,
	2012		2011		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP		Cash Earnings
Revenues:
United States	$339,998	$339,998	$293,416	$293,416	16%		16%
Canada	80,770	80,770	85,521	85,521	(6%	)	(6%	)

North America merchant services	420,768	420,768	378,937	378,937	11%		11%

Europe	131,161	131,161	115,169	115,169	14%		14%
Asia-Pacific	36,609	36,609	36,399	36,399	1%		1%

International merchant services	167,770	167,770	151,568	151,568	11%		11%

Total revenues	$588,538	$588,538	$530,505	$530,505	11%		11%

Operating income:
North America merchant services	$67,114	$73,280	$70,673	$73,495	(5%	)	(0%	)
International merchant services	53,987	62,157	44,494	53,825	21%		15%
Corporate[1]	(4,519)	(19,008)	(18,587)	(18,587)	76%		(2%	)

Operating income	$116,582	$116,429	$96,580	$108,733	21%		7%

	Six Months Ended November 30,
	2012		2011		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP		Cash Earnings
Revenues:
United States	$685,896	$685,896	$580,841	$580,841	18%		18%
Canada	161,667	161,667	176,742	176,742	(9%	)	(9%	)

North America merchant services	847,563	847,563	757,583	757,583	12%		12%

Europe	259,626	259,626	244,583	244,583	6%		6%
Asia-Pacific	71,636	71,636	71,110	71,110	1%		1%

International merchant services	331,262	331,262	315,693	315,693	5%		5%

Total revenues	$1,178,825	$1,178,825	$1,073,276	$1,073,276	10%		10%

Operating income:
North America merchant services	$134,331	$144,723	$142,431	$148,111	(6%	)	(2%	)
International merchant services	111,127	127,201	100,152	119,268	11%		7%
Corporate[1]	(48,388)	(38,832)	(37,393)	(37,393)	(29%	)	(4%	)

Operating income	$197,070	$233,092	$205,190	$229,986	(4%	)	1%

1 Fiscal 2013 GAAP amounts include a processing intrusion credit of $14.5 million for the three months ended November 30, 2012 and processing system intrusion costs of $9.5 million for the six months ended November 30, 2012.

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	November 30, 2012	May 31, 2012
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$998,261	$781,275
Accounts receivable, net of allowances for doubtful accounts of $833 and $532, respectively	183,256	182,962
Claims receivable, net of allowance for losses of $3,786 and $3,435, respectively	968	1,029
Settlement processing assets	237,640	217,994
Inventory	14,147	9,864
Deferred income taxes	6,464	21,969
Prepaid expenses and other current assets	49,184	33,646

Total current assets	1,489,920	1,248,739

Goodwill	1,059,520	724,687
Other intangible assets, net of accumulated amortization of $267,956 and $235,296, respectively	416,170	290,188
Property and equipment, net of accumulated depreciation of $179,846 and $161,911, respectively	338,195	305,848
Deferred income taxes	97,966	97,235
Other	26,950	21,446

Total assets	$3,428,721	$2,688,143

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$212,399	$215,391
Current portion of long-term debt	102,425	76,420
Commitment to purchase redeemable noncontrolling interest	242,000	—
Accounts payable and accrued liabilities	244,499	316,313
Settlement processing obligations	228,711	216,878
Income taxes payable	7,436	12,283

Total current liabilities	1,037,470	837,285

Long-term debt	777,988	236,565
Deferred income taxes	167,365	106,644
Other long-term liabilities	71,097	62,306

Total liabilities	2,053,920	1,242,800

Commitments and contingencies

Redeemable noncontrolling interest	—	144,422

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 78,724,622 and 78,551,297 issued and outstanding at November 30, 2012 and May 31, 2012, respectively.	—	—
Paid-in capital	257,554	358,728
Retained earnings	957,978	843,456
Accumulated other comprehensive income (loss)	18,432	(30,000)

Total Global Payments shareholders’ equity	1,233,964	1,172,184

Noncontrolling interest	140,837	128,737

Total equity	1,374,801	1,300,921

Total liabilities and equity	$3,428,721	$2,688,143

SCHEDULE 5

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Six Months Ended November 30,
	2012	2011
Cash flows from operating activities:
Net income	$129,533	$140,230
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization of property and equipment	26,494	23,444
Amortization of acquired intangibles	25,561	24,796
Share-based compensation expense	9,178	8,425
Provision for operating losses and bad debts	11,970	13,061
Deferred income taxes	30,055	5,915
Other, net	(2,231)	(100)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	721	3,897
Claims receivable	(6,600)	(7,880)
Settlement processing assets and obligations, net	(11,671)	(499,849)
Inventory	(4,297)	(4,212)
Prepaid expenses and other assets	(11,204)	62
Accounts payable and other accrued liabilities	(67,869)	(31,257)
Income taxes payable	(4,847)	9,402

Net cash provided by (used in) operating activities	124,793	(314,066)

Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(409,731)	(7,000)
Capital expenditures	(54,393)	(35,146)
Net decrease in financing receivables	1,485	1,203

Net cash used in investing activities	(462,639)	(40,943)

Cash flows from financing activities:
Net payments on short-term lines of credit	(2,992)	(45,069)
Proceeds from issuance of long-term debt	910,327	71,374
Principal payments under long-term debt	(343,133)	(131,345)
Payment of debt issuance costs	(3,987)	—
Proceeds from stock issued under employee stock plans	7,080	(768)
Common stock repurchased—share-based compensation plans	(10,224)	—
Repurchase of common stock	(12,653)	(99,604)
Tax benefit from employee share-based compensation	1,791	1,436
Distribution to noncontrolling interests	(5,740)	(4,660)
Dividends paid	(3,153)	(3,169)

Net cash provided by (used in) financing activities	537,316	(211,805)

Effect of exchange rate changes on cash	17,516	(16,611)

Increase (decrease) in cash and cash equivalents	216,986	(583,425)
Cash and cash equivalents, beginning of period	781,275	1,354,285

Cash and cash equivalents, end of period	$998,261	$770,860

SCHEDULE 6

RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30, 2012
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$588,538	$—	$—	$—	$588,538

Operating expenses:
Cost of service	210,268	—	—	(14,336)	195,932
Sales, general and administrative	276,177	—	—	—	276,177
Processing system intrusion	(14,489)	14,489	—	—	—

	471,956	14,489	—	(14,336)	472,109

Operating income	116,582	(14,489)	—	14,336	116,429

Other income (expense):
Interest and other income	2,187	—	—	—	2,187
Interest and other expense	(14,609)	—	8,383	—	(6,226)

	(12,422)	—	8,383	—	(4,039)

Income before income taxes	104,160	(14,489)	8,383	14,336	112,390
Provision for income taxes	(28,789)	5,000	(1,383)	(4,213)	(29,385)

Net income	75,371	(9,489)	7,000	10,123	83,005
Less: Net income attributable to noncontrolling interests, net of tax	(5,188)	—	(2,853)	(1,378)	(9,419)

Net income attributable to Global Payments	$70,183	$(9,489)	$4,147	$8,745	$73,586

Diluted shares	79,144				79,144
Diluted earnings per share	$0.89	$(0.12)	$0.05	$0.11	$0.93

	Three Months Ended November 30, 2011
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$530,505			$—	$530,505

Operating expenses:
Cost of service	185,931			(12,153)	173,778
Sales, general and administrative	247,994			—	247,994

	433,925			(12,153)	421,772

Operating income	96,580			12,153	108,733

Other income (expense):
Interest and other income	2,259			—	2,259
Interest and other expense	(4,878)			—	(4,878)

	(2,619)			—	(2,619)

Income before income taxes	93,961			12,153	106,114
Provision for income taxes	(25,812)			(3,757)	(29,569)

Net income	68,149			8,396	76,545
Less: Net income attributable to noncontrolling interests, net of tax	(6,968)			(1,945)	(8,913)

Net income attributable to Global Payments	$61,181			$6,451	$67,632

Diluted shares	78,876				78,876
Diluted earnings per share	$0.78			$0.08	$0.86

1 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

2 Represents HSBC’s share of GPAP dividends declared.

We supplemented our reporting of net income and the related earnings per share information determined in accordance with GAAP by reporting net income and the related earnings per share for the three months ended November 30, 2012 and 2011 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated November 30,2012 net income and earnings per share on a cash basis by excluding credits related to the processing system intrusion and acquisition intangible amortization. We also adjusted the net income attributable to noncontrolling interests to include HSBC’s share of second quarter 2013 GPAP net income. We calculated November 30, 2011 net income and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our net income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, net income and earnings per share determined in accordance with GAAP. Our measures of net income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7

RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Six Months Ended November 30, 2012
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$1,178,825	$—	$—	$—	$1,178,825

Operating expenses:
Cost of service	414,659	—	(161)	(25,561)	388,937
Sales, general and administrative	557,596	—	(800)	—	556,796
Processing system intrusion	9,500	(9,500)	—	—	—

	981,755	(9,500)	(961)	(25,561)	945,733

Operating income	197,070	9,500	961	25,561	233,092

Other income (expense):
Interest and other income	4,170	—	—	—	4,170
Interest and other expense	(18,154)	—	8,383	—	(9,771)

	(13,984)	—	8,383	—	(5,601)

Income before income taxes	183,086	9,500	9,344	25,561	227,491
Provision for income taxes	(53,553)	(3,279)	(1,533)	(7,573)	(65,938)

Net income	129,533	6,221	7,811	17,988	161,553
Less: Net income attributable to noncontrolling interests, net of tax	(12,675)	—	(3,594)	(2,902)	(19,171)

Net income attributable to Global Payments	$116,858	$6,221	$4,217	$15,086	$142,382

Diluted shares	79,062				79,062
Diluted earnings per share	$1.48	$0.08	$0.05	$0.19	$1.80

	Six Months Ended November 30, 2011
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$1,073,276			$—	$1,073,276

Operating expenses:
Cost of service	377,467			(24,796)	352,671
Sales, general and administrative	490,619			—	490,619

	868,086			(24,796)	843,290

Operating income	205,190			24,796	229,986

Other income (expense):
Interest and other income	4,760			—	4,760
Interest and other expense	(8,965)			—	(8,965)

	(4,205)			—	(4,205)

Income before income taxes	200,985			24,796	225,781
Provision for income taxes	(60,755)			(7,496)	(68,251)

Net income	140,230			17,300	157,530
Less: Net income attributable to noncontrolling interests, net of tax	(15,075)			(4,010)	(19,085)

Net income attributable to Global Payments	$125,155			$13,290	$138,445

Diluted shares	79,831				79,831
Diluted earnings per share	$1.57	$—	$—	$0.18	$1.73

1 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

2 Represents HSBC’s share of GPAP dividends declared and one-time charges primarily related to employee termination benefits.

We supplemented our reporting of net income and the related earnings per share information determined in accordance with GAAP by reporting net income and the related earnings per share for the six months ended November 30, 2012 and 2011 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated November 30,2012 net income and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits. We also adjusted the net income attributable to noncontrolling interests to include HSBC’s share of August 2012 through November 2012 GPAP net income. We calculated November 30, 2011 net income and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our net income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, net income and earnings per share determined in accordance with GAAP. Our measures of net income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8

RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended November 30,
	2012					2011
	GAAP	Processing System Intrusion	Other	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$339,998	$—	$—	$—	$339,998	$293,416	$—	$293,416
Canada	80,770	—	—	—	80,770	85,521	—	85,521

North America merchant services	420,768	—	—	—	420,768	378,937	—	378,937

Europe	131,161	—	—	—	131,161	115,169	—	115,169
Asia-Pacific	36,609	—	—	—	36,609	36,399	—	36,399

International merchant services	167,770	—	—	—	167,770	151,568	—	151,568

Total revenues	$588,538	$—	$—	$—	$588,538	$530,505	$—	$530,505

Operating income:
North America merchant services	$67,114	$—		$6,166	$73,280	$70,673	$2,822	$73,495
International merchant services	53,987	—		8,170	62,157	44,494	9,331	53,825
Corporate	(4,519)	(14,489)		—	(19,008)	(18,587)	—	(18,587)

Operating income	$116,582	$(14,489)	$—	$14,336	$116,429	$96,580	$12,153	$108,733

	Six Months Ended November 30,
	2012					2011
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$685,896	$—	$—	$—	$685,896	$580,841	$—	$580,841
Canada	161,667	—	—	—	161,667	176,742	—	176,742

North America merchant services	847,563	—	—	—	847,563	757,583	—	757,583

Europe	259,626	—	—	—	259,626	244,583	—	244,583
Asia-Pacific	71,636	—	—	—	71,636	71,110	—	71,110

International merchant services	331,262	—	—	—	331,262	315,693	—	315,693

Total revenues	$1,178,825	$—	$—	$—	$1,178,825	$1,073,276	$—	$1,073,276

Operating income:
North America merchant services	$134,331	$—	$905	$9,487	$144,723	$142,431	$5,680	$148,111
International merchant services	111,127	—	—	16,074	127,201	100,152	19,116	119,268
Corporate	(48,388)	9,500	56	—	(38,832)	(37,393)	—	(37,393)

Operating income	$197,070	$9,500	$961	$25,561	$233,092	$205,190	$24,796	$229,986

1 Represents acquisition intangible amortization expense.

2 Represents one-time charges primarily related to employee termination benefits.

SCHEDULE 9

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)

	Fiscal 2012 Actual	Fiscal 2013 Outlook	% Change FY12
Revenue Outlook

Constant currency[1]	$2,204	$2,385 to $2,425	8% to 10%
Foreign currency impact[2]	NA	($25)

Total Revenues	$2,204	$2,360 to $2,400	7% to 9%

EPS Outlook

Constant currency[1]	$3.53	$3.69 to $3.76	5% to 7%
Foreign currency impact[2]	NA	($0.08)

Cash EPS	$3.53	$3.61 to $3.68	2% to 4%
Acquisition-related intangibles and non-recurring items[3]	(0.48)	($0.60)	25%
Processing system intrusion	(0.68)	TBD*	NM

GAAP Diluted EPS	$2.37	$3.01 to $3.08	27% to 30%

We supplement our fiscal 2013 outlook of total revenues and earnings per share information determined in accordance with GAAP by reporting revenues and earnings per share on a “constant currency” basis in this earnings release as a measure to help evaluate performance. We calculated revenues and earnings per share on a constant currency basis by converting our fiscal 2013 expected revenues and expenses at fiscal 2012 exchange rates. We exclude the impact of exchange rate fluctuations in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations, and our management uses constant currency measures to evaluate the impact of operational business decisions. Our revenues and earnings per share reported on a constant currency basis should be considered in addition to, and not as a substitute for, revenues and earnings per share determined in accordance with GAAP. Our measures of revenues and earnings per share on a constant currency basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

1 Reflects current period and forecasted results on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.

2 Reflects the impact of actual and forecasted changes in foreign currency rates from the comparable prior year period.

3 Fiscal 2013 reflects $0.56 of acquisition-related intangibles and $0.04 of non-recurring items. Acquisition-related intangibles accounted for $0.35 in fiscal 2012 and non-recurring items $0.13.

* Not able to accurately estimate 2013 charges for processing system intrusion, remediation, true-ups, etc. We currently anticipate that such additional costs may be $25 to $35 million in fiscal 2013 which reflects a $31.5 million reduction of the Company’s original estimate of fraud losses, fines and other charges resulting in total processing system intrusion costs for six months ended November 30, 2012 of $9.5 million. Insurance proceeds of up to $28 million may possibly occur in fiscal 2014 rather than 2013.

NA = Not Applicable

NM = Not Meaningful